                                                                EXHIBIT (16)(b)


                          GROWTH FUND - CLASS A SHARES

  TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997


                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,281.48      =   ERV
One year period ended 6/30/97                        1      =   n

TOTAL RETURN FOR THE PERIOD                     28.15%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,360.04      =   ERV
One year period ended 6/30/97                        1      =   n

TOTAL RETURN FOR THE PERIOD                     36.00%      =   T



           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997



Formula                                              n
                                               P(1+T)       =   ERV


Including Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,756.14      =   ERV
Inception through 6/30/97                         1.51      =   n

TOTAL RETURN FOR THE PERIOD                     45.20%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,863.27      =   ERV
Inception through 6/30/97                         1.51      =   n


TOTAL RETURN FOR THE PERIOD                     51.00%      =   T




             NON STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                        INCEPTION THROUGH JUNE 30, 1997


Formula                    ERV - P
                           ------
                              P                             =   T

Including Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,756.14      =   ERV

TOTAL RETURN FOR THE PERIOD                     75.61%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.88
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,863.27      =   ERV


TOTAL RETURN FOR THE PERIOD                     86.33%      =   T

                   GROWTH FUND - CLASS B SHARES

        TOTAL RETURN CALCULATION  ONE YEAR PERIOD ENDED JUNE 30, 1997
                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,303.24      =   ERV
One year period ended 6/30/97                        1      =   n

TOTAL RETURN FOR THE PERIOD                     30.32%      =   T

Excluding Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,353.24      =   ERV
One year period ended 6/30/97                        1      =   n

TOTAL RETURN FOR THE PERIOD                     35.32%      =   T


           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,813.92      =   ERV
Inception through 6/30/97                         1.51      =   n

TOTAL RETURN FOR THE PERIOD                     48.34%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,853.92      =   ERV
Inception through 6/30/97                         1.51      =   n

TOTAL RETURN FOR THE PERIOD                     50.50%      =   T


             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                       INCEPTION THROUGH JUNE 30, 1997


Formula                                           ERV - P
-------                                           -------
                                                     P      =   T

Including Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,813.92      =   ERV

TOTAL RETURN FOR THE PERIOD                     81.39%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.80
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,853.92      =   ERV


TOTAL RETURN FOR THE PERIOD                     85.39%      =   T

                          GROWTH FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED JUNE 30, 1997
                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,343.24      =   ERV
One year period ended 6/30/97                        1      =   n

TOTAL RETURN FOR THE PERIOD                     34.32%      =   n

Excluding Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,353.24      =   ERV
One year period ended 6/30/97                        1      =   T


TOTAL RETURN FOR THE PERIOD                     35.32%      =   T

           TOTAL RETURN CALCULATION INCEPTION THROUGH JUNE 30, 1997

                                                     n
Formula                                        P(1+T)       =   ERV

Including Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,853.92      =   ERV
Inception through 6/30/97                        1.51       =   n
TOTAL RETURN FOR THE PERIOD                     50.50%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,853.92      =   ERV
Inception through 6/30/97                         1.51      =   n

TOTAL RETURN FOR THE PERIOD                     50.50%      =   T


       NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                 INCEPTION THROUGH JUNE 30, 1997


Formula                    ERV - P
                           -------                          =   T
                             P

Including Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                     $ 1,853.92      =   ERV

TOTAL RETURN FOR THE PERIOD                     85.39%      =   T


Excluding Payment of the Sales Charge
Net Asset Value                                 $17.79
Initial Investment                           $1,000.00      =   P
Ending Redeemable Value                      $1,853.92      =   ERV

TOTAL RETURN FOR THE PERIOD                     85.39%      =   T